Other Liabilities (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2013 TransUnion Corp-Successor	Dec. 31, 2012 TransUnion Corp-Successor	Dec. 31, 2011 TransUnion Corp-Predecessor	Jun. 30, 2013 TransUnion Holding Company, Inc.	Dec. 31, 2012 TransUnion Holding Company, Inc.
Other liabilities
Deferred income taxes	$ 629.5	$ 645.8	$ 39.9	$ 639.0	$ 657.5
Retirement benefits	10.1	10.0	9.6	10.1	10.0
Unrecognized tax benefits	4.7	4.8	3.2	4.8	4.9
Other	2.3	6.8	0.6	2.4	7.0
Total other liabilities	$ 646.6	$ 667.4	$ 53.3	$ 656.3	$ 679.4